UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

HEALTHCARE TRIANGLE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1

HEALTHCARE TRIANGLE, INC.

7901 STONERIDGE DRIVE

SUITE # 220

PLEASANTON, CALIFORNIA 94588

[Mail Date*], 2022

Dear Healthcare Triangle Stockholder:

I am pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Healthcare Triangle, Inc. (the “Company”) to be held on Thursday, December 29, 2022, at 10:00 a.m. Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location.

At this year’s virtual Annual Meeting, our stockholders will be asked to: (1) elect the seven (7) nominees for director who are named in the Proxy Statement; (2) approve an amendment to our amended certificate of incorporation (the “Charter”), in the form attached to the proxy statement as Annex A, to, at the discretion of our Board of Directors (the “Board”), effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.00001 per share (“common stock”), including any common stock held by the Company as treasury shares, at any time prior to May 29, 2023, at a ratio of 1-for-2 to 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Stock Split”) and included in a public announcement; (3) approval of an amendment to the Company’s 2020 Stock Incentive Plan (“Plan”) to provide for the automatic increase in the number of shares under the Plan on the first day of each fiscal year beginning with the 2023 fiscal year, in an amount equal to the least of (a) 2,000,000 shares, (b) a number of shares equal to eight percent (8%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the Administrator of the Plan no later than the last day of the immediately preceding fiscal year; (4) ratify the appointment of Ram Associates, CPAS as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof). The Board of Directors unanimously recommends that you vote FOR the election of the director nominees, FOR the Reverse Stock Split, and FOR the approval of amendment to the Plan and FOR the ratification of the appointment of Ram Associates, CPAS.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Instructions for accessing the proxy materials and voting are described below and in the Notice of Annual Meeting that you received in the mail. The Notice also contains instructions on how to request a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2021. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is very important. Whether or not you plan to attend the virtual meeting, please carefully review the proxy materials and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote during the meeting if you decide to attend the virtual Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

Thank you for your ongoing support of and continued interest in Healthcare Triangle.

Sincerely,

/s/ Suresh Venkatachari

Suresh Venkatachari

Chairman of the Board of Directors and Chief Executive Officer

2

HEALTHCARE TRIANGLE, INC.

7901 STONERIDGE DRIVE

SUITE # 220

PLEASANTON, CALIFORNIA 94588

NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, December 29, 2022

Notice is hereby given that Healthcare Triangle, Inc. will hold its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, December 29, 2022 at 10:00 a.m. Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. Stockholders may attend the virtual Annual Meeting by visiting http://www.viewproxy.com/Healthcaretriangle/2022htype.asp and register to attend the meeting. You must register prior to the registration deadline of [*], 2022 at 5:00 p.m. Eastern Time. The Annual Meeting will be held to accomplish the following purposes:

•	elect seven (7) directors to hold office until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified, subject to his or her earlier resignation or removal;
•	approve an amendment to our amended certificate of incorporation (the “Charter”), in the form attached to the proxy statement as Annex A, to, at the discretion of our Board of Directors (the “Board”), effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.00001 per share (“common stock”), including any common stock held by the Company as treasury shares, at any time prior to May 29, 2023, at a ratio of 1-for-2 to 1-for-10 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Stock Split”) and included in a public announcement;
•	approve an amendment to the Company’s 2020 Stock Incentive Plan (“Plan”) to provide for the automatic increase in the number of shares under the Plan on the first day of each fiscal year beginning with the 2023 fiscal year, in an amount equal to the least of (a) 2,000,000 shares, (b) a number of shares equal to eight percent (8%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the Administrator of the Plan no later than the last day of the immediately preceding fiscal year;
•	ratify the appointment of Ram Associates CPAS as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

The Annual Meeting will begin promptly at 10:00 a.m. Pacific Time. Only stockholders of record at the close of business on November 2, 2022, are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on November 2, 2022, or hold a valid proxy for the Annual Meeting. In order to attend, you must register in advance. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will permit you to submit questions. You will not be able to attend the 2022 Annual Meeting in person.

3

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to many of our stockholders a notice of Internet availability of proxy materials instead of a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2021. The notice contains instructions on how to access those documents and to cast your vote via the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2021. All stockholders who do not receive a notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, I encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on the proxy card regarding your voting options. You may vote at the virtual Annual Meeting, by submitting your proxy via the Internet, by mail or by telephone.

By Order of the Board of Directors:

/s/ Suresh Venkatachari

Suresh Venkatachari

Chairman of the Board of Directors and Chief Executive Officer

[Mail Date*], 2022

Pleasanton, California

Important Notice Regarding the Availability of Proxy Materials for the Healthcare Triangle 2022 Annual Meeting of Stockholders to Be Held on Thursday, December 29, 2022: The Notice of 2022 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at www.healthcaretriangle.com/sec-filings/. In order to attend the virtual annual meeting, you must register in advance at http://www.viewproxy.com/Healthcaretriangle/2022htype.asp prior to the registration deadline of [*], 2022 at 5:00 p.m. Eastern Time. You will not be able to attend the 2022 Annual Meeting in person.

4

HEALTHCARE TRIANGLE, INC.

5

HEALTHCARE TRIANGLE, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 29, 2022

GENERAL INFORMATION

Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board of Directors’ solicitation of proxies for our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

The Annual Meeting will be held at 10:00 a.m. Pacific Time on Thursday, December 29, 2022. The Annual Meeting will be a virtual stockholders meeting held at http://www.viewproxy.com/Healthcaretriangle/2022. We made this Proxy Statement available to stockholders beginning on [Mail Date*], 2022.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice to our stockholders is scheduled to begin on or about [Mail Date*], 2022.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 29, 2022: This proxy statement, the accompanying proxy card or voting instruction card and our 2021 Annual Report on Form 10-K are available at http://www.viewproxy.com/Healthcaretriangle/2022.

In this Proxy Statement the terms the “Company,” “we,” “us,” and “our” refer to Healthcare Triangle, Inc. The mailing address of our principal executive offices is Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588.

Record Date:	November 2, 2022

Quorum:	A majority of the shares of outstanding stock entitled to vote on the record date must be present in person, by remote communication, if applicable or represented by proxy duly authorized to constitute a quorum.

Shares Outstanding:	39,466,671 shares of common stock, par value of $0.00001 per share (“common stock”), that has one (1) vote per share, and 6,000 shares of Series A Super Voting Preferred Stock, par value of $0.00001 per share (“preferred stock”), the holders of which having 1,000 votes per share, outstanding as of November 2, 2022.

Voting:	There are four ways a stockholder of record can vote:
(1)	By Proxy over the Internet: You may vote over the Internet by following the instructions provided in the Notice or, if you requested to receive your proxy materials by U.S. mail, by following the instructions on the proxy card.
(2)	By Telephone: If you requested to receive your proxy materials by U.S. mail, you may vote by telephone by following the instructions on the proxy card.
(3)	By Mail: If you requested to receive your proxy materials by U.S. mail, you may complete, sign and return the accompanying proxy card in the postage-paid envelope provided.
(4)	During the Meeting: If you are a stockholder as of the record date, you may vote during the virtual Annual Meeting by following the instructions available at http://www.viewproxy.com/Healthcaretriangle/2022. Submitting a proxy will not prevent stockholders from attending the virtual Annual Meeting, revoking their earlier-submitted proxy, and voting during the meeting.
In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern Time on [*Proxy Delivery Deadline Date], 2022. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you hold your shares through a bank or broker, please follow their instructions.

Revoking Your Proxy	Stockholders of record may revoke their proxies by attending the virtual Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Corporate Secretary before the vote is counted or by voting again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted). If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals	Each share of our common stock outstanding on the record date is entitled to one vote and each share of our preferred stock outstanding on the record date is entitled to 1,000 votes per share on any proposal presented at the virtual Annual Meeting:

For Proposal One, the election of directors, the nominees receiving the highest number of affirmative votes entitled to vote and cast will be elected as directors.

For Proposal Two, the Reverse Stock Split must be approved by a majority of the outstanding stock of each class entitled to vote thereon as a class of stock present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting.

For Proposal Three, an affirmative vote of a majority of the shares present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter is required to approve the automatic increase in the number of shares of common stock to be issued under the Plan.

For Proposal Four, an affirmative vote of a majority of the shares present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter is required to ratify the appointment of Ram Associates CPAS as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Effect of Abstentions and Broker Non-Votes

Abstentions and “broker nonvotes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum.

Shares voting “withheld” have no effect on the election of directors.

Abstentions have the effect of a vote against the Reverse Stock Split, the proposal to automatically increase the number of shares of common stock that would be issuable under our Plan and the ratification of the appointment of Ram Associates CPAS as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Only Proposal Four, the ratification of the appointment of Ram Associates CPAS, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors, on the Reverse Stock Split or on the proposal to automatically increase the number of shares subject to the Plan unless you affirmatively provide the broker instructions on how to vote.

Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors as described herein: FOR the election of the nominees for director, FOR the Reverse Stock Split, FOR the approval of amendment to the Company’s 2020 Stock Incentive Plan and FOR the ratification of the appointment of Ram Associates CPAS as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Additional Solicitation/Costs	We are paying for the distribution of the proxy materials, solicitation of the proxies and the platform for the holding of our virtual meeting. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

Emerging Growth Company	We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (x) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (y) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Householding

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2021, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attn: Investor Relations, or call 925-270-4812, or email IR@healthcaretriangle.com.

If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, Proxy Statement, or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

6

PROPOSAL ONE - ELECTION OF DIRECTORS

Number of Directors; Board Structure

Our amended certificate of incorporation and bylaws provide that the number of our directors shall be fixed from time to time by a resolution of our Board of Directors or of the stockholders. Our Board of Directors currently consists of seven (7) members, four (4) of whom qualify as “independent” under the listing standards of the Nasdaq Capital Market (“Nasdaq”). Directors serve until the next annual meeting and until their successors are elected and qualified or until they die, retire or are removed. All of our current directors’ terms expire at this Annual Meeting. Directors who are elected at this Annual Meeting will have terms that will expire at our 2023 Annual Meeting.

The following presents our current directors, ages and positions as of November 2, 2022:

Name	Age	Position
Suresh Venkatachari	55	Chairman of the Board of Directors, Director and Chief Executive Officer
Lakshmanan Kannappan	55	Head of Strategic Partnership and Director
Shibu Kizhakevilayil	50	Head of M&A and Director
Jeffrey S. Mathiesen(1*)(2)	61	Independent Director
April Bjornstad(1) (3)	50	Independent Director
John Leo(1)(2)(3*)	57	Independent Director
Dave Rosa(2*)(3)	58	Independent Director
(1)	Member of the Audit Committee. * Chairman of the Audit Committee and audit committee financial expert.
(2)	Member of the Compensation Committee. * Chairman of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee. * Chairman of the Nominating and Corporate Governance Committee.

7

Nominees for Election for a One Year Term Ending at the 2023 Annual Meeting

Based on the recommendation of the nominating and corporate governance committee of our Board of Directors, our Board of Directors has nominated Suresh Venkatachari, Shibu Kizhakevilayil, Lakshmanan Kannappan, Jeffrey S. Mathiesen, April Bjornstad, John Leo and Dave Rosa for election as directors to serve for a one-year term ending at the 2023 Annual Meeting or until his or her successor is elected and qualified. Each nominee is a current member of our Board of Directors and each of the nominees has consented to serve if elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of the nominees. If a nominees are unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee or nominees chosen by the present Board of Directors. In the alternative, the proxies may not vote for a substitute nominee or nominees and instead leave a vacancy on the Board of Directors. The Board of Directors may fill such vacancy at a later date or reduce the size of the Board of Directors. We have no reason to believe that the nominees will be unwilling or unable to serve if elected as a director.

Biographies of Nominees For Director

The biographies of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee to determine that the person should serve as a director of the Company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led the Board of Directors and its nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board of Directors. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Our corporate governance guidelines also dictate that a majority of the Board of Directors be comprised of independent directors whom the Board of Directors has determined have no material relationship with the Company and who are otherwise “independent” directors under the published listing requirements of the Nasdaq Capital Market (“Nasdaq”). The Company has determined that, with the exception of Mr. Suresh Venkatachari, our Chief Executive Officer and Chairman of the Board of Directors, Lakshmanan Kannappan our Head of Strategic Partnership and Director and Mr. Shibu Kizhakevilayil, our Head of M&A and Director, all of our other directors qualify as “independent” directors

Suresh Venkatachari. Mr. Venkatachari has served as our Chairman and Chief Executive Officer since October 2019 and leads our global leadership team. Mr. Venkatachari is also serving as the CEO of the Parent, SecureKloud Technologies, Inc. since 2011. Mr. Venkatachari is also serving as the CEO and Board Member of SecureKloud Technologies Ltd. which is the parent of SecureKloud Technologies Inc. since 2010. He has more than 30 years of experience in the IT solutions & services industry. Mr. Venkatachari is a thoughtful leader and entrepreneur and has developed and executed demand-driven strategies to grow the businesses. He has founded multiple IT companies over the past 25 years, specialized in Banking, healthcare and in Cloud Technologies. Prior to this, he was the Head of Electronic Banking at Deutsche Bank, Singapore. Suresh holds a bachelor’s degree in electronics and instrumentation engineering from Annamalai University, India. We believe Mr. Venkatachari is well qualified to lead as CEO due to his prior management experience in running both private and public limited companies and expertise in building and growing the business and creating wealth for our investors.

8

Lakshmanan Kannappan. Mr. Kannappan has served as a Head of Strategy and a member of our Board since October 2019. He has been the Chief Operating Officer and Head of Cloud, Identity, and Access Management business for SecureKloud Technologies, Inc. since 2013. Mr. Kannappan is a visionary leader who directs the business/ technology operations, product management, and strategic partnerships for SecureKloud. He founded FuGen Solutions acquired by SecureKloud in 2013, is a serial entrepreneur with 25+ years of software industry experience, and also supports investments and M&A activities for SecureKloud. He is also one of the original founders of SAML 2.0 protocol and Federated Identity Management model for the industry while at Orange-France Telecom, which changed the way Identity Information is shared between Service Providers and enabled the huge success of SaaS, Cloud and Social Networking. Mr. Kannappan has played senior technical, business, and managerial roles in various segments including B2B, healthcare, eCommerce, Telecom, Digital Identity Management systems, Cyber Security, and Cloud. He is a regular invited speaker in industry-related events. Mr. Kannappan holds Master’s in Electrical Engineering from Anna University, India and Bachelor’s in Electronics and Instrumentation from Annamalai University, India. He sits on the University of Chicago’s California Advisory Council since 2015. We believe that Mr. Kannappan is qualified to serve as a member of our Board based on his experience in technology, business, and managerial capabilities

Shibu Kizhakevilayil. Mr. Kizhakevilayil has served as Head of M&A and a member of our Board since October 2019. In his role as Global healthcare President, he was leading the healthcare division of SecureKloud Technologies, Inc. from 2015 to 2020 and was also instrumental in identifying, acquiring, and integrating healthcare IT companies. Mr. Kizhakevilayil had successfully built and sold 3 IT consulting companies specializing in enterprise content management, data warehousing, and business intelligence solutions in his earlier career. He has over 20 years of experience in the IT industry with expertise in the healthcare domain. He serves as a member of the Board of several private companies. Shibu holds a bachelor’s degree in Mechanical Engineering from College of Engineering Trivandrum, India.

Jeffrey S. Mathiesen. Mr. Mathiesen joined the board in March 2022. Mr. Mathiesen has 30 years of experience as Chief Financial Officer (CFO) of growth oriented, technology-based companies across a wide range of industries including biopharmaceutical, medical device, semiconductor capital equipment and water filtration. Mr. Mathiesen’s accomplishments include three initial public offerings (IPOs) on NASDAQ, equity and debt financings totaling more than $250 million and multiple M&A transactions. His experience encompasses a broad range of responsibilities in financial and operational roles that have included manufacturing, quality and procurement in addition to the traditional CFO roles in organizations with operations in North America, Europe, Southeast Asia and Australia. Mr. Mathiesen serves as Vice Chair, Lead Independent Director and Audit Committee Chair for Panbela Therapeutics, Inc. and as Director and Audit Committee Chair for NeuroOne Medical Technologies Corporation, both of which having recently listed in NASDAQ. He also served as Director and Audit Committee Chair of Helius Medical Technologies, Inc. from June 2020 until June 2021, at which time he joined the company as the CFO. Mr. Mathiesen also served as Director and Audit Committee Chair for eNeura Inc. from 2018 to 2020. Mr. Mathiesen currently serves as the CFO of Helius Medical Technologies, Inc., a publicly-held medical technology company focused on neurological wellness. He previously served as the CFO of Gemphire Therapeutics Inc., a publicly-held clinical-stage biopharmaceutical company developing therapies for patients with cardiometabolic disorders, and as CFO of Sunshine Heart, Inc., a publicly-held early-stage medical device company, both of which completed successful IPOs and follow-on equity offerings. Mr. Mathiesen has held executive and financial management positions with private and publicly traded companies dating back to 1987. He began his career at Deloitte & Touche LLP. Mr. Mathiesen received a B.S. in Accounting from the University of South Dakota and is also a Certified Public Accountant.

April Bjornstad. Ms. Bjornstad has served as a member of our Board of Directors since August 2021. Ms. Bjornstad is Director, Investor Relations at Microsoft Corporation where she has worked since 2013. Prior to her current role, Ms. Bjornstad was Director Revenue Planning and Strategy for Business Applications from October 2018 to Nov 2020 and Director of Finance and Business Development - Intellectual Property Group from Jan 2013 to October 2018. Ms. Bjornstad is a senior finance leader with nearly three decades of experience across strategic management, M&A, and corporate finance. In her current role as Director, Investor Relations at Microsoft Corporation, she is responsible for formulating and managing external communication of Microsoft’s strategy, financial and business performance. Through her career, she has managed multiple M&A deals involving complex financial deal modelling and has worked closely with company executives, institutional investors and analysts. Prior to joining Microsoft, Ms. Bjornstad served in senior leadership roles at Applied Materials Inc., Sybase Inc., Broadcom Corporation and Ernst & Young LLP. Ms. Bjornstad holds an MBA from J.L. Kellogg Graduate School of Management in Chicago, IL and a BA in Finance and Marketing from Vanguard University in Costa Mesa, CA and was a Chartered Financial Analyst (CFA) charter holder, CFA Institute, from 1998 to 2000. We believe that Ms. Bjornstad is well qualified to serve as a Director on our Board with her Global experience in managing International Finance, Mergers and Acquisitions and Investor relations.

9

John Leo Mr. Leo is an experienced business operator, investment banker and fund manager. His experience includes deal origination, execution and financing for a broad range of investment banking transactions on a global basis. In addition to his experience managing business and financial transactions, he has hands on operational experience with general compliance issues, drafting and negotiating term sheets, offering documents, fairness opinions, as well as negotiating and structuring mergers and acquisitions. Mr. Leo was the founder and CEO of American Union Securities, a full-service investment banking firm focused on international cross border transactions (China / US). Mr. Leo formed the firm in 2002 and sold the firm 2007, after completing approximately thirty cross border transactions over a five-year period. In March of 2007 Mr. Leo formed Primary Capital, a full-service investment banking firm focused on raising capital for public and private companies. From 2007 thru September 2021 Mr. Leo served as its Chairman and Managing Member. In addition to capital raising, the firm provides advisory services on mergers, acquisitions, valuation analysis, and market entry into China. Mr. Leo has the following FINRA registrations: Series 7, 24, 55, 63, 79 and 99. Mr. Leo is a graduate of Rollins College, with a degree in Psychology. We believe that Mr. Leo is well qualified to serve as a Director on our Board with his strong investment banking and securities business experience.

Dave Rosa. Mr. Rosa has served as a member of our Board of Directors since August 2021. Since 2016, Mr. Rosa has been and currently is President and CEO of NeuroOne Medical Technologies (NMTC: Nasdaq), a publicly traded company on the Nasdaq. He also serves on the boards of Biotricity (BTCY: OTC), a publicly traded company on the Over the Counter (OTC) platform, where he currently serves as compensation committee chairman and Neuro Event Labs, a privately held company in Finland, where he currently serves as Chairman of the Board. Mr. Rosa has over 25 years of experience holding a variety of senior management roles representing several medical device markets. His recent experience includes developing early-stage companies to commercialization and Nasdaq listing. Mr. Rosa holds a Master of Business Administration degree from Duquesne University and Bachelor of Science degree in Commerce and Engineering from Drexel University. We believe that Mr. Dave is well qualified to serve as a Director on our Board with his entrepreneurial, leadership, operational and capital markets experience.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES.

______________________________________________________________

CORPORATE GOVERNANCE

Meetings of the Board of Directors

Our Board of Directors held two regular meetings in 2021 and acted by written consent 17 times. During their respective terms of service, each director attended at least 75% of all meetings of the Board of Directors during 2021. Under our corporate governance guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about our business and operations. Directors are also expected to try to attend our annual meeting of stockholders, all meetings of the Board of Directors and all meetings of the committees on which they serve.

Code of Business Conduct and Ethics

We are committed to the highest standards of integrity and ethics in the way we conduct our business. Our Board of Directors has adopted a code of business conduct and ethics, which applies to our directors, officers and employees, including our chief executive officer, our chief financial officer, and our other executive and senior officers. Our code of business conduct and ethics establishes our policies and expectations with respect to a wide range of business conduct, including the preparation and maintenance of our financial and accounting information, our compliance with laws, and possible conflicts of interest.

10

Under our code of business conduct and ethics, each of our directors and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigations of complaints relating to accounting or audit matters. These procedures have been adopted by the Board of Directors and are administered by our audit committee.

A current copy of our code of business conduct and ethics is posted on the Governance section of our website, which is located at https://www.healthcaretriangle.com/investors/governence/policies ..

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short term trading (within six months), short sales and, without prior approval, purchases or sales of puts, calls or other derivative securities of the or other hedging transactions. In addition, our insider trading policy expressly requires prior approval from our compliance officer if any of our executive officers, directors and specified other employees and their respective affiliates wish to borrow against company securities held in a margin account, or, pledging our securities as collateral for a loan.

Independence of the Board of Directors

Our Board of Directors has determined that Messrs. Leo, Rosa and Mathiesen and Ms. Bjornstad satisfy the requirement for independence set out in Nasdaq Rule 5605(b)(1) and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the Board of Directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his or her immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above. A majority of the members of our Board of Directors are independent under Nasdaq rule.

Identifying and Evaluating Director Nominees; Board Diversity

The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates in connection with its evaluation of a director candidate, including through candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm, or reliance on the knowledge of the members of the nominating and corporate governance committee, the Board of Directors or management. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors.

We do not have a formal policy concerning the diversity of the Board of Directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board of Directors, the nominating and corporate governance committee and the full Board of Directors are committed to creating a Board of Directors that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity of gender, race, national origin, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.

11

We comply with Nasdaq Rule 5605 by having at least two members of its Board of Directors who are defined by the Rule as being “Diverse,” including (i) at least one director who self-identifies as Female; and (ii) at least one director who self-identifies as an Underrepresented Minority or LGBTQ+. As required by Nasdaq Rule 5606 as approved by the SEC in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.

Board Diversity Matrix (As of November 2, 2022)
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		3
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Minimum Qualifications

The nominating and corporate governance committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for the Board of Directors’ selection as nominees for the Board of Directors and as candidates for appointment to the Board of Directors’ committees. The nominee shall have high standards of personal and professional ethics and integrity, shall have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, shall have skills that are complementary to those of the existing Board of Directors, shall have the ability to assist and support management and make significant contributions to the Company’s success and shall have an understanding of the fiduciary responsibilities that is required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

In evaluating proposed director candidates, the nominating and corporate governance committee will consider, in addition to the minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, the current size and composition of the board and the needs of the Board of Directors and the respective committees of the Board of Directors, such factors as character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, other commitments and the like and any other factors that the nominating and corporate governance committee may consider appropriate. When the nominating and corporate governance committee considers diversity, it will consider diversity of experience, skills, viewpoints, race and gender, as it deems appropriate.

12

Family Relationships

There are no family relationships among the officers and directors, nor are there any arrangements or understanding between any of the directors or officers of our Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Procedures for Submitting Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Stockholders may submit recommendations for director candidates to the nominating and corporate governance committee by sending the individual’s name and qualifications to our Corporate Secretary at Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588 who will forward all recommendations to the nominating and corporate governance committee. The nominating and corporate governance committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2022 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than [*], 2023. Such proposals must be delivered to our Corporate Secretary at Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588.

Securityholder and Interested Party Communications

The Board of Directors provides to every securityholder and interested party the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of Directors through an established process for securityholder and interested party communication. For a communication directed to the Board of Directors as a whole, securityholders and interested parties may send such communication to the attention of the Chairman of the Board of Directors via U.S. Mail or Expedited Delivery Service to: Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attn: Mr. Suresh Venkatachari, Chairman of the Board of Directors.

For a communication directed to an individual director in his capacity as a member of the Board of Directors, securityholders and interested parties may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to: Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attn: [Insert the name of the director to whom you wish to communicate.]

We will forward by U.S. Mail any such communication to each director, and the Chairman of the Board in his capacity as a representative of the Board of Directors, to whom such communication is addressed to the address specified by each such director and the Chairman of the Board, unless there are safety or security concerns that mitigate against further transmission.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors currently believes that our company is best served by combining the roles of Chairman of the Board and Chief Executive Officer. Our Board of Directors believes that as Chief Executive Officer, Mr. Venkatachari is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading discussion and execution of strategy. Our independent directors bring experience, oversight and expertise from outside our company, while our Chief Executive Officer brings company-specific experience and expertise. Our Board of Directors believes that the combined role of Chairman and Chief Executive Officer is the best leadership structure for us at the current time as it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our Board of Directors. The Board of Directors recognizes, however, that no single leadership model is right for all companies at all times. Accordingly, the Board of Directors periodically reviews its leadership structure.

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

13

Each of our board committees also oversees the management of our Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our chief financial officer provides reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our chief financial officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Risks Related to Compensation Policies and Practices

In establishing and reviewing our compensation philosophy and programs, we consider whether such programs encourage unnecessary or excessive risk taking. We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short- term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Board Committees

Our Board of Directors has established three standing committees: audit, leadership and compensation, and nominating and corporate governance. We have appointed persons to the Board of Directors and committees of the Board of Directors as required to meet the corporate governance requirements of the Nasdaq. The audit committee, compensation committee and nominating and corporate governance committee all operate under charters approved by our Board of Directors (copies of which can be found on our website by visiting https://www.healthcaretriangle.com/investors/governence/policies. During the fiscal year ended December 31, 2021, the audit committee met two times, the compensation committee met once, and the nominating and corporate governance committee met zero times. During their respective terms of service, each director attended at least 75% of all meetings of the committees on which they then served, which were held during 2021.

Our Board of Directors may from time to time establish other committees.

Board and Committee Evaluations

The nominating and corporate governance committee intends to establish the Board and committee evaluation process and may determine to use an independent third-party evaluation process from time to time in the future. No board or committee evaluations were undertaken in 2021.

Director Attendance at Annual Meeting of Stockholders

Directors are encouraged to attend the annual meeting of stockholders to the extent practicable. We did not hold an annual meeting of stockholders in 2021 because we were not a public company.

14

Audit Committee

We have a separately designated standing audit committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The audit committee is currently comprised of three independent directors: Jeffrey S. Mathiesen, John Leo and April Bjornstad. Mr. Mathiesen is the Chair of our audit committee. Our Board of Directors have determined that each of the members of our audit committee is “independent” within the meaning of the rules of the Nasdaq and the SEC, including for audit committee purposes, and that each of the members of our audit committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the Nasdaq. In addition, our Board of Directors has determined that Mr. Mathiesen is an “audit committee financial expert” as defined by the SEC. Our audit committee operates under a written charter. Our audit committee assists our Board of Directors in its oversight of our accounting and financial reporting process and the audits of our financial statements. Our audit committee’s responsibilities include:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual disclosure report;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Report Of The Audit Committee Of The Board Of Directors

This report is submitted by the audit committee of the Board of Directors (the “Board”) of Healthcare Triangle, Inc. (the “Company”). The audit committee consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable rules of the Nasdaq. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq. The Board has designated Mr. Mathiesen as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter adopted by the Board.

15

The audit committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s consolidated financial statements for 2021 and met with management, as well as with representatives of Ram Associates CPAS, the Company’s independent registered public accounting firm, to discuss the financial statements. The audit committee also discussed with members of Ram Associates CPAS the matters required to be discussed by the Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

In addition, the audit committee received the written disclosures and the letter from Ram Associates CPAS required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with members of Ram Associates CPAS its independence.

Based on these discussions, the financial statement review, and other matters it deemed relevant, the audit committee recommended to the Board that the Company’s audited consolidated financial statements for 2021 be included in its Annual Report on Form 10-K for 2021.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

Signed by the Audit Committee:

Vivek Prakash (Chairperson)

April Bjornstad

John Leo

Compensation Committee

The members of the compensation committee are Jeffrey S. Mathiesen, Dave Rosa and John Leo. Mr. Rosa is the Chair of the compensation committee. Our Board of Directors has determined that each of the members of the compensation committee is “independent” within the meaning of the rules of the Nasdaq. Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. Our compensation committee operates under a written charter. The compensation committee’s responsibilities include:

•	reviews, approves and determines, or makes recommendations to our Board of Directors regarding, the compensation of our executive officers;
•	administers our equity compensation plans;
•	reviews and approves, or makes recommendations to our Board of Directors, regarding incentive compensation and equity compensation plans; and
•	establishes and reviews general policies relating to compensation and benefits of our employees.

None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

16

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Dave Rosa, John Leo and April Bjornstad. Mr. Leo is the Chair of the nominating and corporate governance committee. Our Board of Directors has determined that each of the members of the nominating and corporate governance committee is “independent” within the meaning of the rules of the Nasdaq. Our nominating and corporate governance committee operates under a written charter. The nominating and corporate governance committee’s responsibilities include:

•	identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;
•	evaluating director performance on our Board of Directors and applicable committees of our Board of Directors and determining whether continued service on our Board of Directors is appropriate
•	evaluating nominations by stockholders of candidates for election to our Board of Directors; and
•	corporate governance matters

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 2, 2022, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the voting stock is determined in accordance with the rules of the SEC and includes any shares of Company voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of November 2, 2022. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 39,466,671 shares of our common stock and 6,000 shares of preferred stock issued and outstanding on November 2, 2022. As of November 2, 2022, there were 54 holders of our common stock and one holder of our preferred stock.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

17

	Number of Shares Beneficially Owned			Beneficial Ownership Percentages
Name and Address of Beneficial Owner(1)	Title	Common Stock		Series A Super Voting Preferred Stock(2)	Percent of Common Stock	Percent of Series A Super Voting Preferred Stock	Percent of Voting Stock(3)
Officers and Directors
Suresh Venkatachari(4)	Chairman and Chief Executive Officer	750,000	(5)	6,000	1.9%	100%	14.8%
Thyagarajan Ramachandran	Chief Financial Officer			—	*	—	*
Anand Kumar	SVP Sales	150,000		—	*	—	*
Lakshmanan Kannappan		200,000		—	*	—	*
Shibu Kizhakevilayil	Director	200,000		—	*	—	*
April Bjornstad	Director			—	*	—	*
John Leo	Director	—		—	*	—	*
Dave Rosa	Director	—		—	*	—	*
Jeffrey S Mathiesen	Director	—		—	*	—	*
Officers and Directors as a Group (total of 2 persons)							—
		1,300,000		6,000	3.3%	100%	16.1%
5% Stockholders
SecureKloud Technologies, Inc.(7)		25,500,000		—	64.6%	N/A	56.1%
Suresh Venkatachari		N/A		6,000	N/	100	100

*Less than 1%.

(1)	The principal address of the named officers, directors and 5% stockholders of the Company is c/o Healthcare Triangle, Inc, 7901, Stoneridge Dr, Suite # 220, Pleasanton, Caifornia 94588
(2)	Entitles the holder to 1,000 votes per share and votes with the common stock as a single class.
(3)	Represents total ownership percentage with respect to all shares of common stock and Series A Super Voting Preferred Stock, as a single class
(4)	Suresh Venkatachari owns 42.1% in SecureKloud Technologies Limited. Mr. Venkatachari is the Chief Executive Officer of SecureKloud Technologies Limited.
(5)	Includes 250,000 shares of common stock underlying an option granted to Mr. Venkatachari pursuant to the terms of his Employment Agreement.
(6)	SecureKloud Technologies, Inc. is 65.2% owned by SecureKloud Technologies Limited which is a publicly traded company in India.

18

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Our certificate of incorporation, as amended (the “Charter”), currently authorizes the Company to issue a total of 110,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, and 10,000,000 shares of preferred stock. On September 30, 2022, subject to stockholder approval, our Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of our common stock at a ratio of 1-for-2 to 1-for-10, including any shares held by the Company as treasury shares, at any time prior to May 29, 2023, with the exact ratio within such Range to be determined by our Board at its discretion without further approval or authorization of our stockholders and included in a public announcement. The primary goal of the Reverse Stock Split is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every ten (10) shares of our outstanding common stock would be combined and reclassified into one (1) share of common stock.

The Reverse Stock Split, if effected, will not change the number of authorized shares of our common stock or preferred stock, or the par value of our common stock or preferred stock.

The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but must be implemented before May 29, 2023. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and its stockholders in light of, among other things, our ability to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the common stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the common stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “—Determination of the Reverse Stock Split Ratio” and “—Board Discretion to Effect the Reverse Stock Split,” below.

The text of the proposed amendment to our Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing or the effective time set forth in the Reverse Stock Split Charter Amendment. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at this Annual Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our common stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

We believe that the Reverse Stock Split, if necessary, is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. The Nasdaq Capital Market requires, among other criteria, that the Company maintain of a continued price of at least $1.00 per share. On the record date, the last reported sale price of our common stock on The Nasdaq Capital Market was $[*] per share. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

19

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock. The Reverse Stock Split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-10. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $ 0.00001.

20

As of the record date, approximately [*] shares of our common stock were outstanding and 6,000 shares of our preferred stock were outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-5, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately [*] shares (the preferred stock is not convertible into shares of common stock).

Effects of the Reverse Stock Split on Currently Outstanding Warrants. The Reverse Stock Split would effect a reduction in the number of shares of common stock issuable upon the exercise of our outstanding warrants exercisable for shares of common stock in proportion to the Reverse Stock Split ratio. The exercise price of outstanding warrants would increase, likewise in proportion to the Reverse Stock Split ratio.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans. If the Reverse Stock Split is effected, the terms of equity awards granted under our 2020 Stock Incentive Plan (“Plan”), including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of common stock that may be the subject of future grants under the Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split (other than as a result of the treatment of fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters. We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital. The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 110,000,000 shares, consisting of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance. By reducing the number of shares outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Treatment of Fractional Shares in the Reverse Stock Split

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of our common stock on the Nasdaq Capital Market on the date on which the effective time of the Reverse Stock Split occurs. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

21

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

With respect to awards granted the by the Plan, the number of shares of common stock issuable thereunder will be rounded down to the nearest whole share of common stock, in order to comply with the requirements of Sections 409A and 424 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-10.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things: (i) our ability to maintain the listing of our common stock on The Nasdaq Capital Market; (ii) the per share price of our common stock immediately prior to the Reverse Stock Split; (iii) the expected stability of the per share price of our common stock following the Reverse Stock Split; (iv) the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock; (v) prevailing market conditions; (vi) general economic conditions in our industry; and (vii) our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split is in the best interests of our Company and stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. We expect that the primary focus of the Board in determining whether or not to file the Reverse Stock Split Charter Amendment will be whether we will be able to obtain and maintain of a continued price of at least $1.00 per share of our common stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is filed with the office of the Secretary of State of the State of Delaware or at the effective time set forth in the Reverse Stock Split Charter Amendment. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split; provided, however, the implementation of such amendment shall be before May 29, 2023.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

22

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.00001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split applicable to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a U.S. holder. The effects of U.S. federal tax laws other than U.S. federal income tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the Reverse Stock Split.

23

This discussion is limited to U.S. holders that hold common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation: (i) U.S. expatriates and former citizens or long-term residents of the United States; (ii) U.S. holders whose functional currency is not the U.S. dollar; (iii) persons holding common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment; (iv) banks, insurance companies, and other financial institutions (v) real estate investment trusts or regulated investment companies; (vi) brokers, dealers or traders in securities; (vii) corporations that accumulate earnings to avoid U.S. federal income tax; (viii) S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein); (ix) tax-exempt organizations or governmental organizations; (x) persons deemed to sell common stock under the constructive sale provisions of the Code; and (xi) persons who hold or received common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of common stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. holder’s holding period in the shares common stock received should include the holding period in the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of common stock that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split is expected to recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis allocable to such fractional share of common stock. Any such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share of common stock surrendered is greater than one year as of the effective date of the Reverse Stock Split.

Information Reporting and Backup Withholding

A U.S. holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

24

Vote Required

Pursuant to the Delaware General Corporation Law and our organizational documents, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock and preferred stock entitled to vote on the proposal, voting together as a single class, is required to approve the Reverse Stock Split Proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL THREE

PROPOSAL TO AMEND THE 2020 STOCK INCENTIVE PLAN TO PROVIDE FOR AUTOMATIC INCREASES IN THE NUMBER OF SHARES SUBJECT TO THE PLAN

We are proposing that our stockholders approve the amendment (the “Plan Amendment”) of the Healthcare Triangle, Inc. 2020 Stock Incentive Plan (“Plan”) to provide for the automatic increase in the number of shares under the Plan on the first day of each fiscal year beginning with the 2023 fiscal year, in an amount equal to the least of: (a) 2,000,000 shares, (b) a number of shares equal to eight percent (8%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the Administrator of the Plan no later than the last day of the immediately preceding fiscal year. The Plan Amendment will terminate with the termination of the Plan on December 31, 2030.

Our Board of Directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining, and motivating key employees, directors and consultants with experience and ability, which is vital to our future success, and to align our employees’, directors’ and consultants’ compensation with building shareholder value. Our Plan is an integral part of this strategy. An increase in shares available under the Plan is necessary not only to retain current employees, directors, and consultants but also to attract new talent as we grow. Our Board of Directors believes that the shares currently available under our Plan will be insufficient to meet our future needs, thus potentially impairing our ability to attract and retain key employees through the grant of stock-based awards. The Plan is designed to attract, motivate, and retain employees, directors and consultants of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership of our common stock with the interests of our stockholders.

The Plan currently authorizes the grant of stock options to employees, directors and consultants of the Company and its subsidiaries. You may read the Plan in its current form here: Healthcare Triangle, Inc. 2020 Stock Incentive Plan.  Or you may view it on the website of the Securities and Exchange Commission, www.sec.gov, by searching for Healthcare Triangle, Inc.’s Amendment No. 2 to its Form S-1 Registration Statement (File No. 333259180) as filed with the SEC on September27, 2021. The Plan is Exhibit 10.6 to that Registration Statement.

At present, the first sentence of Section 3 of the Plan states that: “Subject to the provisions of Section 10 below, the maximum aggregate number of Shares that may be issued under the Plan is 4,000,000 all of which may be issued under the Plan pursuant to Incentive Stock Options.” Section 10 of the Plan provides for the adjustment of the number of shares of common stock subject to the Plan as a result of changes in capitalization, mergers or other transactions. There are no provisions in the Plan for any increase over the 4,000,000 shares of common stock currently reserved for the Plan.

25

On September 23, 2022, the Board of Directors approved the Plan Amendment, subject to stockholder approval. The Plan will be amended as follows:

The first sentence of Section 3 of the Plan shall be deleted in its entirety and replaced with the following sentence:

“Subject to the provisions of Section 10, the number of Shares available for issuance under the Plan will be increased on the first day of each fiscal year beginning with the 2023 fiscal year, in an amount equal to the least of (a) 2,000,000 Shares, (b) a number of Shares equal to eight percent (8%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of Shares determined by the Administrator no later than the last day of the immediately preceding fiscal year.”

Our Board of Directors believes that the proposed Plan Amendment is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders of the Plan Amendment. Stock options are granted by the Board of Directors to the employees, directors and consultants of our Company upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide our employees with a proprietary interest in our Company, thereby stimulating their commitment on our behalf and strengthening their desire to remain with us. Our Board of Directors anticipates that this direct stake in the future success of our Company also assures a closer alignment of the interests of employees with those of our stockholders. Our Board of Directors believes that the number of shares of common stock currently available for issuance under our Plan is insufficient in view of our anticipated growth, compensation structure, business strategy and our plans to issue additional shares of common stock in the future to increase our capitalization to permit investment in our future growth.

Under the current Plan, in order to increase the number of shares of common stock available for the Plan, we would need to obtain stockholder approval each time an increase was deemed necessary. Stockholder approval requires that the board wait until the time for our annual meeting, which could result in the loss of important members of our team or call a special meeting of stockholders which would result in some distraction to management from its focus on our business and substantial additional expense, the funds of which could be better used for non-administrative matters.

If we cannot increase the amount of shares of common stock available for issuance pursuant to the Plan Amendment, it could have a negative impact on our ability to retain and attract key employees. Accordingly, we are seeking stockholder approval of the Plan Amendment. In the event that the Plan Amendment is not approved by stockholders, the Plan will continue in effect without the amendment described above.

Any increase in the number of shares of common stock reserved under the Plan has the potential to dilute the ownership of our current stockholders. Dilution will decrease such stockholders’ voting power, will decrease their proportionate share of any dividends we may declare and may make it more difficult for a stockholder to increase his/her percentage ownership in the Company. Moreover, an automatic increase in the number of shares subject to the Plan eliminates the ability of our stockholders to have control over this form of compensation to our directors and management. These reasons and others are why certain advisory firms recommend against such provisions in a company’s equity incentive plan.

As of November 2, 2022: (i) 2,050,000 shares of our common stock remained available for future awards under our Plan; and (ii) 1,950,000 shares of our common stock were subject to outstanding options under our Plan (with the outstanding options having a weighted average exercise price of $[*] per share and a weighted average term to scheduled expiration of 2.25 years). During the fiscal year ended December 31, 2021, our Board of Directors approved the grant of options to purchase 4,000,000 shares of common stock under our Plan.

Based solely on the closing price of our common stock as reported on The Nasdaq Capital Market on November 2, 2022, the maximum aggregate market value of the 2,000,000 additional shares that could potentially be issued under the Plan, assuming the Plan Amendment is approved, is approximately $[*]. The shares available for issuance by us under the Plan will be authorized but unissued or reacquired shares.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PLAN AMENDMENT.

26

PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed Ram Associates CPAS as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2022, and we are asking you and other stockholders to ratify this appointment. RAM Associates CPAS has audited our financial statements since 2019.

The audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, the Board of Directors determined to submit to stockholders for ratification the appointment of Ram Associates CPAS. A majority of the votes present in person, by remote communication (if applicable) or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter is required in order to ratify the appointment of Ram Associates CPAS. In the event that the required majority do not ratify this appointment of Ram Associates CPAS, we will review our future appointment of Ram Associates CPAS.

We expect that a representative of RAM Associates CPAS will attend the virtual Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

We have adopted a policy under which the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

In addition, in the event time constraints require pre-approval prior to the audit committee’s next scheduled meeting, the audit committee has authorized its chairman to pre-approve services. Engagements so pre-approved are to be reported to the audit committee at its next scheduled meeting.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF RAM ASSOCIATES CPAS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

TRANSACTION OF OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

OTHER INFORMATION

Availability of bylaws

A copy of our amended bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2021 Annual Report

Our financial statements for our fiscal year ended December 31, 2021 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at https://www.healthcaretriangle.com/sec-filings/ and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Healthcare Triangle, Inc., 7901 Stoneridge Drive, Suite # 220, Pleasanton, California 94588, Attention: Secretary.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

By Order of the Board of Directors:

/s/ Suresh Venkatachari

Suresh Venkatachari

Chairman of the Board of Directors and Chief Executive Officer

27

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

HEALTHCARE TRIANGLE, INC.

Healthcare Triangle, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Amended Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Amended Certificate of Incorporation of the Corporation, as amended (the “Charter”).

2. This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3. Upon this Certificate of Amendment becoming effective, the Charter is hereby amended as follows:

ARTICLE IV of the Charter is hereby amended by adding the following new paragraph at the end of such article:

“Effective at 4:05 p.m., Eastern Time, on [*], 2023 (the “2023 Split Effective Time”), every [*] (*) shares of common stock issued and outstanding or held by the Corporation as treasury shares as of the 2023 Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of common stock, without effecting a change to the par value per share of common stock, subject to the treatment of fractional interests as described below (the “2023 Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. Stockholders of record who otherwise would be entitled to receive fractional shares in connection with such combination will instead be entitled to receive, in lieu of such fractional shares, an amount in cash equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our common stock on The Nasdaq Capital Market on the date on which the Effective Time occurs. As of the 2023 Split Effective Time and thereafter, a certificate(s) representing shares of common stock prior to the 2023 Reverse Split is deemed to represent the number of post-2023 Reverse Split shares into which the pre-2023 Reverse Split shares were reclassified and combined. The 2023 Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, common stock of the Corporation and all references to such common stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of common stock shall be deemed to be references to the common stock or options or rights to purchase or acquire shares of common stock, as the case may be, after giving effect to the 2023 Reverse Split.”

3. This Certificate of Amendment shall become effective at 4:05 p.m., Eastern Time, on [*], 2023.

* _ * _ * _ *

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to the Amended Certificate of Incorporation as of [*], 2023.

HEALTHCARE TRIANGLE, INC.
By:
Name:	Suresh Venkatachari
Title:	Chief Executive Officer

28

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: HEALTHCARE TRIANGLE, INC. 7901 STONERIDGE DRIVE SUITE #220 PLEASANTON, CALIFORNIA 94588	INTERNET Go to: https://fcrvote.com/HCTI • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

PHONE Call 1-866-402-3905 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelop provided

Go Green! To receive documents via e-mail, simply go to: www.[*]

HEALTHCARE TRIANGLE, INC.
Annual Meeting of Stockholders
For Stockholders as of record on November 2, 2022

TIME: Thursday, December 29, 2022 10:00 AM, Pacific Time
PLACE: Annual Meeting to be held live via internet - please visit http://www.viewproxy.com/Healthcaretriangle/2022 for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Suresh Venkatachari and Shibu Kizhakevilayil, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of HEALTHCARE TRIANGLE, INC which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.

29

(Reverse Side)

HEALTHCARE TRIANGLE, INC

Annual Meeting of Stockholders

Please make your marks like this: ☒ Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3.

BOARD OF DIRECTORS
PROPOSAL:	YOUR VOTE			RECOMMENDS

1. To elect seven (7) directors named below to hold office until the 2023 Annual Meeting of Stockholders.
	FOR	WITHHOLD
1.01 Suresh Venkatachari	☐	☐		FOR

1.02 Lakshamanan Kannappan	☐	☐		FOR

1.03 Shibu Kizhakevilayil	☐	☐		FOR

1.04 Jeffrey S. Mathiesen	☐	☐		FOR

1.05 April Bjornstad	☐	☐		FOR

1.06 John Leo	☐	☐		FOR

1.07 Dave Rosa	☐	☐		FOR

	FOR	AGAINST	ABSTAIN
2. To approve the Reverse Stock Split.	☐	☐	☐	FOR

3. To approve the Plan Amendment as described in the accompanying Proxy Statement.	☐	☐	☐	FOR
4. To ratify the appointment of Ram Associates CPAS as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐	FOR
To transact such other business as may properly come before the meeting as determined in the discretion of the proxies.

You must register to attend the meeting online and/or participate at http://www.viewproxy.com/Healthcaretriangle/2022htype.asp.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title, if applicable) Date	Signature (and Title, if applicable) Date

30